Exhibit 99.1

LML REPORTS PROFITABLE RESULTS FOR THE SECOND QUARTER AND
SIX MONTH PERIOD OF FISCAL 2010

Revenue and Profitability Both Increase as Company Reports Net Income of $0.02 Per Share

VANCOUVER, BC, November 12, 2009 — LML PAYMENT SYSTEMS INC. (“LML”) (NASDAQ: LMLP), a leading payments technology provider of financial payment processing solutions for e-commerce and traditional businesses, reports results for its second quarter and six month period ended September 30, 2009.

Revenue for the second quarter ended September 30, 2009 was $3,252,000, an increase of 5% over the $3,087,000 in revenue for the second quarter ended September 30, 2008.  GAAP net income for the quarter was $366,000, or $0.01 per share, compared to GAAP net income of $65,000, or $0.00 per share, for the second quarter ended September 30, 2008, an improvement of $301,000.  Cash used in operating activities was ($13,000) compared to cash used in operating activities of ($578,000) last year.

Non-GAAP net income was $651,000, or $0.02 per share, compared to $502,000, or $0.02 per share, for the second quarter last year.  Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-cash items.  A reconciliation of GAAP to non-GAAP financial measures is attached.

Revenue for the six month period ended September 30, 2009 was $6,487,000, an increase of 4% from revenue of $6,264,000 for the six month period ended September 30, 2008.  GAAP net income for the same period was $455,000, or $0.02 per share, compared to GAAP net income of $19,000 or $0.00 per share, for the same period during fiscal 2009, an improvement of $436,000.  Cash provided by operating activities was $100,000 compared to cash used in operating activities of ($803,000) last year.

Non-GAAP net income for the six month period ended September 30, 2009 was $1,207,000, or $0.04 per share, compared to $1,112,000, or $0.04 per share, for the same period last year.

“We are pleased with our progress and results.  Our Transaction Payment Processing segment continues to lead our growth and now represents 67% of our revenue.   For the quarter, overall revenue for this segment increased 18.5% in Canadian dollars, or 12.5% in U.S. dollars.  These profitable results allowed us to continue to make investments in the growth of the business and this past quarter, we increased spending in product development and sales and marketing by 96% and 20% respectively.  As anticipated, we did see a decline in check processing revenue but still produced profitable results from the segment.  We believe we will continue to see growth in electronic forms of payment, particularly payments that leverage the Internet, and the continued decline of paper-based forms of payment and, during the quarter, we continued to adjust accordingly.  Revenue from our intellectual property segment increased approximately 4% for the quarter and 6.3% for the first six months compared to the same periods last year.  We continue to believe in the validity and enforceability of our intellectual property as we continue to move forward with licensing and enforcement action,” said Patrick H. Gaines, Chief Executive Officer.

Q2 Highlights

•	Overall revenue increases 5%
•	Transaction Payment Processing segment revenue increases 18.5% in Canadian dollars, or 12.5% in U.S. dollars
•	Net income of $366,000 compared to $65,000 last year, an improvement of $301,000
•	Cash used in operating activities of ($13,000) compared to ($578,000) last year, an improvement of $565,000

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6 Months Highlights

•	Overall revenue increases 4%
•	Transaction Payment Processing segment revenue increases 23.2% in Canadian dollars, or 11.7% in U.S. dollars
•	Net income of $483,000 compared to $19,000 last year, an improvement of $464,000
•	Cash provided by operating activities of $100,000 compared to cash used in operating activities of ($803,000) last year, an improvement of $903,000

Conference Call
Management will host a conference call on November 12, 2009 at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 800-786-5706.   International callers please dial 212-231-2901.

If you are unable to join the call, a telephone replay will be available through November 24, 2009 by dialing 800-633-8284 from within the U.S. or Canada, or 402-977-9140 if calling internationally.  Please reference reservation number 21443078 when prompted.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and the FASB authoritative guidance regarding share-based payment, depreciation and amortization expense, and certain non-cash items. A reconciliation of adjustments of non-GAAP to GAAP results for the second quarter and six month period and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  The Corporation believes the non-GAAP financial measures provide investors with similar measurement tools as its management uses to evaluate performance.  Specifically, the Corporation’s management utilizes and relies upon certain financial reports which consist of an operating performance indicator without certain non-cash items such as amortization and depreciation and stock-based compensation to evaluate the Corporation’s operational performance as it pertains to generating cash, measuring budget expectations and achieving performance milestones. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

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Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

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LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2009	2008	2009	2008

REVENUE	$3,251,645	$3,086,974	$6,487,204	$6,264,446
COST OF REVENUE (includes stock-based compensation (“s.b.c.”) expense of $37,464 for three months ended September 30, 2009 (three months ended September 30, 2008 - $37,788) and $74,114 for six months ended September 30, 2009 (six months ended September 30, 2008 - $75,601))	1,715,499	1,504,746	3,339,925	3,018,024
GROSS PROFIT (excludes amortization and depreciation expense)	1,536,146	1,582,228	3,147,279	3,246,422

OPERATING EXPENSES
General and administrative (includes s.b.c. expense of $268,535 for three months ended September 30, 2009 (three months ended September 30, 2008 - $289,642) and $538,359 for six months ended September 30, 2009 (six months ended September 30, 2008- $596,959))	1,076,785	1,183,351	2,025,297	2,248,115
Sales and marketing (includes s.b.c. expense of $765 for three months ended September 30, 2009 (three months ended September 30, 2008 - $765) and $1,513 for six months ended September 30, 2009 (six months ended September 30, 2008 - $1,521))	93,223	78,084	192,605	160,566
Product development and enhancement (includes s.b.c. expense of $12,233 for three months ended September 30, 2009 (three months ended September 30, 2008 - $12,233) and $24,200 for six months ended September 30, 2009 (six months ended September 30, 2008 - $24,333))	120,431	67,219	219,826	139,310
Amortization and depreciation	198,337	198,195	396,584	392,552
(Gain) on sale of assets	(1,656)	-	(3,830)	(864)

INCOME BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	49,026	55,379	316,797	306,743

Foreign exchange gain	96,171	163,805	124,363	98,968
Other income (expenses)	(50,641)	10,654	(50,641)	18,975
Interest income	4,797	81,532	16,264	143,969
Interest expense	(1,549)	(53,505)	(46,830)	(158,885)

INCOME BEFORE INCOME TAXES	97,804	257,865	359,953	409,770
Income tax expense (recovery)
Current	(171,889)	192,520	628	390,944
Future	(96,154)	-	(96,154)	-
	(268,043)	192,520	(95,526)	390,944

NET INCOME	365,847	65,345	455,479	18,826

DEFICIT, beginning of period	(28,661,824)	(34,253,141)	(28,751,456)	(34,206,622)

DEFICIT, end of period	$(28,295,977)	$(34,187,796)	$(28,295,977)	$(34,187,796)

EARNINGS PER SHARE, basic and diluted	$0.01	$0.00	$0.02	$0.00

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LML PAYMENT SYSTEMS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2009	2008	2009	2008

GAAP Net Income	$365,847	$65,345	$455,479	$18,826

Add stock-based compensation	318,997	340,428	638,186	698,414
Add amortization and depreciation	198,337	198,195	396,584	392,552
Less foreign exchange (gain) loss	(230,612)	(101,825)	(279,463)	3,340
Less (gain) on sale of capital assets	(1,656)	-	(3,830)	(864)

Non-GAAP Net Income	$650,913	$502,143	$1,206,956	$1,112,268

GAAP Net Earnings Per Share, basic	$0.01	$0.00	$0.02	$0.00

Add stock-based compensation	0.01	0.01	0.02	0.03
Add amortization and depreciation	0.01	0.01	0.01	0.01
Less foreign exchange (gain) loss	(0.01)	(0.00)	(0.01)	0.00
Less (gain) on sale of capital assets	(0.00)	-	(0.00)	(0.00)

Non-GAAP Net Earnings Per Share	$0.02	$0.02	$0.04	$0.04

GAAP diluted Net Earnings Per Share	$0.01	$0.00	$0.02	$0.00

Add stock-based compensation	0.01	0.01	0.02	0.03
Add amortization and depreciation	0.01	0.01	0.01	0.01
Less foreign exchange (gain) loss	(0.01)	(0.00)	(0.01)	0.00
Less (gain) on sale of capital assets	(0.00)	-	(0.00)	(0.00)

Non-GAAP diluted Net Earnings Per Share	$0.02	$0.02	$0.04	$0.04

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 LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars, except as noted below)
(Unaudited)

	September 30, 2009	March 31, 2009
ASSETS
Current Assets
Cash and cash equivalents	$4,003,334	$6,138,530
Funds held for merchants	11,387,370	10,746,731
Restricted cash	175,000	175,000
Accounts receivable, less allowances of $29,949 and $31,785, respectively	648,751	801,087
Corporate taxes receivable	150,716	-
Prepaid expenses	451,363	295,702
Current portion of future income tax assets	1,439,435	838,575
Total current assets	18,255,969	18,995,625

Property and equipment, net	192,556	227,324
Patents, net	539,017	622,730
Restricted cash	147,287	125,030
Future income tax assets	4,382,010	4,429,578
Other assets	20,215	19,020
Goodwill	17,874,202	17,874,202
Other intangible assets, net	4,957,912	5,205,487

TOTAL ASSETS	$46,369,168	$47,498,996

LIABILITIES
Current Liabilities
Accounts payable	$735,706	$756,845
Accrued liabilities	820,393	814,094
Corporate taxes payable	-	283,794
Funds due to merchants	11,387,370	10,746,731
Obligations under capital lease	68,955	170,243
Promissory notes	-	2,100,920
Current portion of deferred revenue	1,449,487	1,361,046
Total current liabilities	14,461,911	16,233,673

Deferred revenue	2,712,056	3,330,630

TOTAL LIABILITIES	17,173,967	19,564,303

SHAREHOLDERS' EQUITY
Capital Stock
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-

Common shares, no par value, 100,000,000 shares authorized, 27,116,408 and 27,116,408 issued and outstanding, respectively	50,039,568	50,039,568

Contributed surplus	7,370,245	6,732,059
Deficit	(28,295,977)	(28,751,456)
Accumulated other comprehensive income (loss)	81,365	(85,478)
Total shareholders' equity	29,195,201	27,934,693

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$46,369,168	$47,498,996

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 LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Three Months Ended September 30		Six Months Ended September 30

	2009	2008	2009	2008

Operating Activities:
Net income	$365,847	$65,345	$455,479	$18,826
Adjustments to reconcile net income to net cash (used in) provided by operating activities
Provision for losses on accounts receivable	5,705	-	5,705	-
Amortization and depreciation	198,337	198,195	396,584	392,552
Gain on sale of assets	(1,656)	-	(3,830)	(864)
Stock-based compensation	318,997	340,428	638,186	698,414
Future income taxes	(96,154)	-	(96,154)	-
Foreign exchange (gain) loss	(230,612)	(101,825)	(279,463)	3,340

Changes in non-cash operating working capital
Restricted cash	-	-	-	125,000
Accounts receivable	292,525	53,049	217,150	135,609
Corporate taxes receivable	(150,716)	-	(150,716)	-
Prepaid expenses	(111,613)	(34,548)	(149,026)	(10,033)
Accounts payable and accrued liabilities	70,271	(94,659)	(66,446)	(833,586)
Corporate taxes payable	(403,066)	(630,432)	(320,682)	(572,993)
Deferred revenue	(270,415)	(373,937)	(546,402)	(759,499)
Net cash (used in) provided by operating activities	(12,550)	(578,384)	100,385	(803,234)

Investing Activities:
Acquisition of property and equipment	(1,912)	(36,057)	(14,520)	(89,403)
Proceeds from disposal of property and equipment	1,656	-	3,830	5,500
Development of patents	-	(46)	-	(1,652)
Net cash used in investing activities	(256)	(36,103)	(10,690)	(85,555)

Financing Activities:
Payments on capital leases	(50,743)	(49,124)	(101,330)	(93,396)
Payment on promissory notes	-	-	(2,321,460)	(2,843,974)
Share capital financing costs	-	-	-	(3,537)
Net cash used in financing activities	(50,743)	(49,124)	(2,422,790)	(2,940,907)

Effects of foreign exchange rate changes on cash and cash equivalents	86,778	(18,660)	197,899	15,329

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23,229	(682,271)	(2,135,196)	(3,814,367)

Cash and cash equivalents, beginning of period	3,980,105	6,617,672	6,138,530	9,749,768

Cash and cash equivalents, end of period	$4,003,334	$5,935,401	$4,003,334	$5,935,401

Supplemental disclosure of cash flow information
Interest paid	$1,680	$5,399	$47,093	$406,590
Taxes paid	$369,287	$827,155	$435,138	$972,419

Non-cash investing and financing transactions not included in cash flows:

Issuance of common shares pursuant to earn-out provision	-	$1,971,125	-	$1,971,125

CONTACTS:

Patrick H. Gaines                                Investor Relations
CEO                                                      (800) 888-2260
(604) 689-4440

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